Exhibit 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Navient Credit Funding, LLC (the “Company”)
Navient Corporation
Navient Solutions, LLC
J.P. Morgan Securities LLC
Barclays Capital Inc.
BofA Securities, Inc.
RBC Capital Markets, LLC
Credit Suisse Securities (USA) LLC
(together, the “Specified Parties”)

Re: Navient Private Education Refi Loan Trust 2020-G – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “NAVSL_2020-G_LoanTape+ OriginationState_Upsize.xlsx” (the “Data File”), provided by the Company on August 5, 2020, containing certain information related to 10,974 student loans (the “Student Loans”) as of July 23, 2020 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by Navient Private Education Refi Loan Trust 2020-G. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We are independent certified public accountants with respect to the Company and its affiliates under Rule 1.200.001 of the AICPA’s Code of Professional Conduct.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and first payment dates were within $1.00 and two (2) days, respectively.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG
International Cooperative (“KPMG International”), a Swiss entity.

•
The term “FDR System” means the Company’s internal servicing system containing certain information such as interest rate, loan status, first payment date, original loan balance, current loan balance, and original maturity date related to the Selected Student Loans (defined below).

•	The term “CARES System” means the Company’s internal servicing system containing certain information regarding the financial history of the Selected Student Loans.

•
The term “Earnest Internal Tool Account Number Page” means a screenshot containing certain information from the Company’s internal loan account overview system (e.g. repayment schedule, payment history, interest rate, original loan balance, etc.) for the Selected Student Loans.

•
The term “Verify Report Page” means a screenshot containing certain information from the Company’s internal application verification tool such as: school type, school name, and school degree for the Selected Student Loans.

•
The term “Application Underwriting Snapshot Page” means a screenshot containing information from the Company’s internal application underwriting tool related to education degree and school name for the Selected Student Loans.

•
The term “Title IV Federal School Code List” means a listing identifying schools in the United States participating in the Title IV federal student aid programs that we were instructed by the Company to download from the “Federal Student Aid Website” (https://ifap.ed.gov/ilibrary/document-types/federal-school-code-list).

•
The term “Accredited Programs List” means a listing identifying accredited schools issued by the U.S. Department of Education’s Office of Post-secondary Education (OPE) that we were instructed by the Company to download from the “Database of Accredited Postsecondary Institutions and Programs Website” (https://ope.ed.gov/accreditation/).

•
The term “Loan File” means any file containing some or all of the following documents, as applicable, for each of the Selected Student Loans: Loan Agreement, Credit Report, Earnest Internal Tool Account Number Page, Verify Report Page, Application Underwriting Snapshot Page, Title IV Federal School Code List, Accredited Programs List, Amortized Payment History Schedule, and the following screens in the FDR System: #BS Screen, #BS1 Screen, #BS3 Screen, #BS5 Screen, #CDS Screen, #CIS Screen, #CMS Screen, #CSS Screen, #EDH Screen, #ED2 Screen, #NM AF Screen, #NM CC Screen, #NM CS Screen, #NPO Screen, and #HDI Screen. The Loan File, furnished by the Company, was represented to be either the original Loan File, a copy of the original Loan File, or electronic records contained within the FDR System, the Company’s internal loan account overview system, the Company’s internal application verification tool, or the Company’s internal application underwriting tool.

A.
We randomly selected a sample of Student Loans from the Data File, utilizing a confidence level of 95.0%, an expected error rate of 3.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 358 Student Loans (the “Selected Student Loans,” as listed in Exhibit A attached hereto).

B.
For each Selected Student Loan, we compared the specified attributes in the Data File to the corresponding information in the respective Loan File. The Specified Parties indicated that the absence of any of the noted documents or the inability to agree the indicated information from the Data File to the Loan File for each of the attributes identified, utilizing instructions provided by the Company (as applicable) indicated below, constituted an exception. The Loan File documents are listed in the order of priority until such attribute was agreed.

Attributes	Loan File/Company’s Instructions

Loan Number	Earnest Internal Tool Account Number Page

Loan Type	Loan Agreement, Earnest Internal Tool Account Number Page
Borrower State	”Address” field on #BS1 Screen
Interest Rate
“INT RT” column on #EDH Screen, “INT 1%” field and “INT 2%” field in “ORIG STMT VALUES” section on #ED2 Screen, “AUTO PAY FLAG” field on #NM AF Screen, #HDI Screen for interest rate with borrower benefit related information

Payment Frequency	“MISC 13” field on #NM CS Screen and instructions provided by the Company described below
Loan Status
“CURR LOAN STAT” column on #EDH Screen and “MISC FIELD 2” column on #BS3 Screen, notation of status change on #CIS Screen, “ORIG STMT STATUS” field on #ED2 Screen and instructions provided by the Company described below

First Payment Date	“RPMT BEGIN DT” field on #EDH Screen or “1st ACTIVE DATE” field on #BS5 Screen
Original Loan Balance
“FINANCIAL INSTITUTION” field on #NM CC Screen
For Selected Student Loans without Original Loan Balance information in the FDR System: “Amount Financed” field in the “Overview” section of the Earnest Internal Tool Account Number Page, “Amount” column corresponding to the “deposit” and the “return_of_proceeds” in the “Type” column of the “Loan Transaction” section of the Earnest Internal Tool Account Number Page

Current Principal Balance
“ACCOUNT BALANCE” column on #CSS Screen, documentation of change that affects the current principal balance on #CIS Screen, “CUR BAL” field on #BS Screen, “FINANCIAL INSTITUTION” field on #NM CC Screen, “RPMT FEE” field or “CAP INT” field on #ED2 Screen, “DISBURSEMENT” and “ADJUSTMENT” fields on #CSS Screen or #CDS Screen, “RETRO PROCESSING” field on #ED2 Screen, “Interest Rate” field on #CSS Screen, CYCLE DATE on #EDH Screen, “PAYMENT” fields on #CSS Screen or #CDS Screen, “Principal” field in the CARES system, and instructions provided by the Company described below

Original Maturity Date	“MATURITY DT” field on #EDH Screen, “METHOD OVERRIDE END DATE” field using the “RULS MIN PAY (CP PO RM)” field on #NPO Screen, notation of status change on #CIS Screen
School Type
“Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page, and instructions provided by the Company described below

School Name
“Verified School Name” field in the “Educations” section of the Verify Report Page, “Underwritten Education School Name” field in the Application Underwriting Snapshot Page, and instructions provided by the Company described below

School Degree
“Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page, and instructions provided by the Company below

Original FICO Score	“EDS SCR01” or “EDS SCR02” field in “FICO INFO” tab on #HDI Screen

1.
For purposes of comparing Payment Frequency, we were instructed by the Company to consider the Payment Frequency to be on a “Bi-Weekly” payment schedule if the 45th position of the “MISC 13” field on the #NM CS Screen was “B” or the “PREV AUTO PAY FLAG” on the #CMS Screen indicated “0,” and to be on a “Monthly” payment schedule if the 45th position of the “MISC 13” field on the #NM CS Screen was not “B” or the “PREV AUTO PAY FLAG” on the #CMS Screen indicated “A.”

2.
For purposes of comparing Loan Status, we were instructed by the Company to consider the Loan Status to be “active” if the “CURR LOAN STAT” field on the #EDH Screen was “RPMT” and the “MISC FIELD 2” column on the #BS3 Screen was “D0000.” We were also instructed by the Company to consider the Loan Status to be “active” if the “STAT” column on the #EDH Screen does not begin with the letter “P.”

3.	For purposes of comparing Current Principal Balance, we were instructed by the Company to compare or recompute the Current Principal Balance as follows:

a)
Compare the “ACCOUNT BALANCE” column on the #CSS Screen or documentation of a change that affects the current principal balance on the #CIS Screen to the “UNPAID_PRINCIPAL_ BALANCE” field in the Data File.

b)
In the event the “ACCOUNT BALANCE” column on the #CSS Screen or documentation of change that affects the current principal balance on the #CIS Screen did not agree to the “UNPAID_ PRINCIPAL_BALANCE” field in the Data File, we were instructed by the Company to compare the amount in the “CUR BAL” field on the #BS Screen to the “UNPAID_PRINCIPAL_BALANCE” field in the Data File.

c)
In the event the “CUR BAL” field on the #BS Screen did not agree to the “UNPAID_ PRINCIPAL_ BALANCE” field in the Data File, we were instructed by the Company to compare the amount in the “FINANCIAL INSTITUTION” field on the #NM CC Screen to the “UNPAID_PRINCIPAL_ BALANCE” field in the Data File.

d)
In the event the “FINANCIAL INSTITUTION” field did not agree to the “UNPAID_PRINCIPAL_ BALANCE” field in the Data File, we were instructed by the Company to recompute the Current Principal Balance (the “Recomputed Current Principal Balance”), as follows:

i.
To the “ACCOUNT BALANCE” column on the #CSS Screen, add any applicable Repayment Fee (shown under the “RPMT FEE” field on the #ED2 Screen) or applicable Capitalized Interest (shown under the “CAP INT” field on the #ED2 Screen), and subtract any applicable disbursement amount (shown under the “DISBURSEMENT” field on the #CSS Screen or the #CDS Screen) or applicable adjustment (shown under the “ADJUSTMENT” field on the #CSS Screen or the #CDS Screen);

ii.	Subtract any amount indicated in the “RETRO PROCESSING” field on the #ED2 Screen and any additional principal payment applied after the Cutoff Date, identified by either (1)

subtracting the recalculated accrued interest (“Interest Rate” field on the #CSS Screen multiplied by the number of days from the start of the CYCLE DATE on the #EDH Screen to the day before the date of the first Payment under the “PAYMENT” field on the #CSS Screen or the #CDS Screen, multiplied by the “ACCOUNT BALANCE” column on the #CSS Screen) from the first Payment made under the “PAYMENT” field on the #CSS Screen or the #CDS Screen, or (2) under the “Principal” field in the CARES system; and,

iii.	Subtract any principal paid amount in the “PRINCIPAL PAID” field from the Amortized Payment History Schedule after the last transaction date reflected in the #CSS Screen but before the Cutoff Date.

We compared the Recomputed Current Principal Balance to the “UNPAID_PRINCIPAL_ BALANCE” field in the Data File.

4.
For purposes of comparing School Type, we were instructed by the Company to consider the School Type to be “No” (not undergraduate) if the school name in the “underwritten_education_ school_ name” field in the Data File indicates either (i) the underwritten school is a high school or (ii) “NULL” and the “is_parent_plus” field in the Data File indicates “Yes.”

5.
For purposes of comparing School Name, we were instructed by the Company to consider the School Name to be “NULL” if (i) the school name in the “underwritten_education_school_name” field in the Data File is “NULL,” and (ii) the “is_parent_plus” field in the Data File indicates “Yes.”

6.
For purposes of comparing School Degree, we were instructed by the Company to consider the School Degree to be “Masters” or “MD” if the “Degree” field in the “Educations” section of the Verify Report Page or the “Underwritten Education Degree” field in the Application Underwriting Snapshot Page indicates “medical_other” or “DO,” respectively. In addition, we were instructed by the Company to consider the School Degree to be “NULL” if (i) the school name in the “underwritten_education_ degree” field in the Data File is “NULL,” and (ii) the “is_parent_plus” field in the Data File indicates “Yes.”

The information regarding the Selected Student Loans was found to be in agreement with the respective information contained in the Loan Files.

C.
For each Selected Student Loan, we were instructed by the Company to compare the school name under the “underwritten_education_school_name” field in the Data File to the corresponding information on the Title IV Federal School Code List.

In the event the school name did not appear on the Title IV Federal School Code List, we were instructed by the Company to compare the U.S. Department of Education’s Office of Postsecondary Education (OPE) code under the “underwritten_ education_opeid” field in the Data File to the “SchoolCode” field in the Title IV Federal School Code List.

In the event the OPE code did not agree, we were instructed by the Company to observe whether the school name under the “underwritten_education_ school_name” field in the Data File appeared in the “Institution_Name” field in the Accredited Programs List.

In the event the school name did not agree, we were instructed by the Company to observe whether the school name under the “underwritten_education_ school_name” field in the Data File appeared in the “Verified School Name” field in the “Educations” section of the Verify Report Page or “Underwritten Education School Name” field in the Application Underwriting Snapshot Page.

In the event the school name in the “underwritten_education_school_name” field in the Data File indicated the underwritten school was a high school or “NULL,” we were instructed by the Company to observe if the “is_parent_plus” field in the Data File indicated “Yes.” We were informed by the Company that “Yes” indicates the loan is a Parent Plus loan and that the parent’s highest achieved education was used to originate the loan. We were further informed by the Company that if the highest achieved education was high school or “NULL,” the parent did not possess a collegiate degree, and there would be no corresponding OPE code for the loan within the Title IV Federal School Code List or Accredited Programs List.

In the event the school name in the “underwritten_education_school_name” field in the Data File indicated the school was a satellite campus, but the Title IV Federal School Code List or the Accredited Programs List designation was not available at the satellite campus level, we were instructed by the Company to utilize the name of the college or university to which the satellite campus relates, for the purpose of comparing the school name in the Title IV Federal School Code List or the Accredited Programs List.

The information regarding the school name for the Selected Student Loans was found to be in agreement with the respective information contained in the Title IV Federal School Code List or the Accredited Programs List.

Based on the results of the procedures performed, there is a 95.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 10,974 Student Loans does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on information included in the Data File and Loan Files, and recomputation methodologies and instructions provided by the Company, without verification or evaluation of such information, methodologies or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Student Loans, (ii) the reasonableness of the methodologies or instructions provided by the Company, (iii) the reliability or accuracy of the Loan Files which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA
August 21, 2020

Exhibit A - The Selected Student Loans

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
1	2020G001	39	2020G039	77	2020G077	115	2020G115	153	2020G153
2	2020G002	40	2020G040	78	2020G078	116	2020G116	154	2020G154
3	2020G003	41	2020G041	79	2020G079	117	2020G117	155	2020G155
4	2020G004	42	2020G042	80	2020G080	118	2020G118	156	2020G156
5	2020G005	43	2020G043	81	2020G081	119	2020G119	157	2020G157
6	2020G006	44	2020G044	82	2020G082	120	2020G120	158	2020G158
7	2020G007	45	2020G045	83	2020G083	121	2020G121	159	2020G159
8	2020G008	46	2020G046	84	2020G084	122	2020G122	160	2020G160
9	2020G009	47	2020G047	85	2020G085	123	2020G123	161	2020G161
10	2020G010	48	2020G048	86	2020G086	124	2020G124	162	2020G162
11	2020G011	49	2020G049	87	2020G087	125	2020G125	163	2020G163
12	2020G012	50	2020G050	88	2020G088	126	2020G126	164	2020G164
13	2020G013	51	2020G051	89	2020G089	127	2020G127	165	2020G165
14	2020G014	52	2020G052	90	2020G090	128	2020G128	166	2020G166
15	2020G015	53	2020G053	91	2020G091	129	2020G129	167	2020G167
16	2020G016	54	2020G054	92	2020G092	130	2020G130	168	2020G168
17	2020G017	55	2020G055	93	2020G093	131	2020G131	169	2020G169
18	2020G018	56	2020G056	94	2020G094	132	2020G132	170	2020G170
19	2020G019	57	2020G057	95	2020G095	133	2020G133	171	2020G171
20	2020G020	58	2020G058	96	2020G096	134	2020G134	172	2020G172
21	2020G021	59	2020G059	97	2020G097	135	2020G135	173	2020G173
22	2020G022	60	2020G060	98	2020G098	136	2020G136	174	2020G174
23	2020G023	61	2020G061	99	2020G099	137	2020G137	175	2020G175
24	2020G024	62	2020G062	100	2020G100	138	2020G138	176	2020G176
25	2020G025	63	2020G063	101	2020G101	139	2020G139	177	2020G177
26	2020G026	64	2020G064	102	2020G102	140	2020G140	178	2020G178
27	2020G027	65	2020G065	103	2020G103	141	2020G141	179	2020G179
28	2020G028	66	2020G066	104	2020G104	142	2020G142	180	2020G180
29	2020G029	67	2020G067	105	2020G105	143	2020G143	181	2020G181
30	2020G030	68	2020G068	106	2020G106	144	2020G144	182	2020G182
31	2020G031	69	2020G069	107	2020G107	145	2020G145	183	2020G183
32	2020G032	70	2020G070	108	2020G108	146	2020G146	184	2020G184
33	2020G033	71	2020G071	109	2020G109	147	2020G147	185	2020G185
34	2020G034	72	2020G072	110	2020G110	148	2020G148	186	2020G186
35	2020G035	73	2020G073	111	2020G111	149	2020G149	187	2020G187
36	2020G036	74	2020G074	112	2020G112	150	2020G150	188	2020G188
37	2020G037	75	2020G075	113	2020G113	151	2020G151	189	2020G189
38	2020G038	76	2020G076	114	2020G114	152	2020G152	190	2020G190

(*) The Company has assigned a unique Loan ID number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Account Numbers.

Exhibit A - The Selected Student Loans (Cont.)

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
191	2020G191	229	2020G229	267	2020G267	305	2020G305	343	2020G343
192	2020G192	230	2020G230	268	2020G268	306	2020G306	344	2020G344
193	2020G193	231	2020G231	269	2020G269	307	2020G307	345	2020G345
194	2020G194	232	2020G232	270	2020G270	308	2020G308	346	2020G346
195	2020G195	233	2020G233	271	2020G271	309	2020G309	347	2020G347
196	2020G196	234	2020G234	272	2020G272	310	2020G310	348	2020G348
197	2020G197	235	2020G235	273	2020G273	311	2020G311	349	2020G349
198	2020G198	236	2020G236	274	2020G274	312	2020G312	350	2020G350
199	2020G199	237	2020G237	275	2020G275	313	2020G313	351	2020G351
200	2020G200	238	2020G238	276	2020G276	314	2020G314	352	2020G352
201	2020G201	239	2020G239	277	2020G277	315	2020G315	353	2020G353
202	2020G202	240	2020G240	278	2020G278	316	2020G316	354	2020G354
203	2020G203	241	2020G241	279	2020G279	317	2020G317	355	2020G355
204	2020G204	242	2020G242	280	2020G280	318	2020G318	356	2020G356
205	2020G205	243	2020G243	281	2020G281	319	2020G319	357	2020G357
206	2020G206	244	2020G244	282	2020G282	320	2020G320	358	2020G358
207	2020G207	245	2020G245	283	2020G283	321	2020G321
208	2020G208	246	2020G246	284	2020G284	322	2020G322
209	2020G209	247	2020G247	285	2020G285	323	2020G323
210	2020G210	248	2020G248	286	2020G286	324	2020G324
211	2020G211	249	2020G249	287	2020G287	325	2020G325
212	2020G212	250	2020G250	288	2020G288	326	2020G326
213	2020G213	251	2020G251	289	2020G289	327	2020G327
214	2020G214	252	2020G252	290	2020G290	328	2020G328
215	2020G215	253	2020G253	291	2020G291	329	2020G329
216	2020G216	254	2020G254	292	2020G292	330	2020G330
217	2020G217	255	2020G255	293	2020G293	331	2020G331
218	2020G218	256	2020G256	294	2020G294	332	2020G332
219	2020G219	257	2020G257	295	2020G295	333	2020G333
220	2020G220	258	2020G258	296	2020G296	334	2020G334
221	2020G221	259	2020G259	297	2020G297	335	2020G335
222	2020G222	260	2020G260	298	2020G298	336	2020G336
223	2020G223	261	2020G261	299	2020G299	337	2020G337
224	2020G224	262	2020G262	300	2020G300	338	2020G338
225	2020G225	263	2020G263	301	2020G301	339	2020G339
226	2020G226	264	2020G264	302	2020G302	340	2020G340
227	2020G227	265	2020G265	303	2020G303	341	2020G341
228	2020G228	266	2020G266	304	2020G304	342	2020G342

(*) The Company has assigned a unique Loan ID number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Account Numbers.